                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration
Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                             HOWARD R. FRICKE
                           -----------------------------------------------------
                                             Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas R. Clevenger, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                           THOMAS R. CLEVENGER
                           -----------------------------------------------------
                                           Thomas R. Clevenger

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Sister Loretto Marie Colwell, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                       SISTER LORETTO MARIE COLWELL
                           -----------------------------------------------------
                                       Sister Loretto Marie Colwell

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John C. Dicus, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                             JOHN C. DICUS
                           -----------------------------------------------------
                                             John C. Dicus

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, William W. Hanna, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                            WILLIAM W. HANNA
                           -----------------------------------------------------
                                            William W. Hanna

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                            JOHN E. HAYES, JR.
                           -----------------------------------------------------
                                            John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Laird G. Noller, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                           LAIRD G. NOLLER
                           -----------------------------------------------------
                                           Laird G. Noller

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Robert C. Wheeler, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                            ROBERT C. WHEELER
                           -----------------------------------------------------
                                            Robert C. Wheeler

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Frank C. Sabatini, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any application for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT IV with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July, 1997.

                                             FRANK C. SABATINI
                           -----------------------------------------------------
                                             Frank C. Sabatini

SUBSCRIBED AND SWORN to before me this 28th day of July, 1997.

                                               JANA R. SELLEY
                           -----------------------------------------------------
                                               Notary Public

My Commission Expires:

June 14, 2000
---------------------